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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 8, 2003


                           HOVNANIAN ENTERPRISES, INC.
               (Exact Name of Registrant as Specified in Charter)

     Delaware                      1-8551                        22-1851059
     --------                      ------                        ----------
 (State or Other            (Commission File Number)          (I.R.S. Employer
   Jurisdiction                                              Identification No.)
of Incorporation)

                           10 Highway 35, P.O. Box 500
                           Red Bank, New Jersey 07701
               (Address of Principal Executive Offices) (Zip Code)

                                 (732) 747-7800
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)    EXHIBITS.

              Exhibit 99.1 Earnings Press Release - Fiscal Fourth Quarter and Year Ended October 31, 2003.


Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

       On December 8, 2003, Hovnanian Enterprises, Inc. issued a press release announcing its preliminary financial results for the fiscal fourth quarter and year ended October 31, 2003. A copy of the Earnings Press Release is attached as
Exhibit 99.1.

       The information in this Current Report on Form 8-K and the Exhibit attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

       The Earnings Press Release contains information about EBITDA, a non-GAAP financial measure. The most directly comparable GAAP financial measure to EBITDA is net income. A reconciliation of EBITDA to net income is contained in the Earnings Press Release.

       Management believes EBITDA to be relevant and useful information as EBITDA is a standard measure commonly reported and widely used by analysts, investors and others to measure our financial performance and our ability to service our debt obligations. EBITDA is also one of several metrics used by our management to measure the cash generated from our operations. EBITDA does not take into account substantial costs of doing business, such as income taxes and interest expense. While many in the financial community consider EBITDA to be an important measure of comparative operating performance, it should be considered in addition to, but not as a substitute for, income before income taxes, net income, cash flow provided by operating activities and other measures of financial performance prepared in accordance with accounting principles generally accepted in the United States that are presented on the financial statements included in the Company's reports filed with the SEC. Additionally, our calculation of EBITDA may be different than the calculation used by other companies and, therefore, comparability may be affected.


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HOVNANIAN ENTERPRISES, INC.
                                  (Registrant)

                                  By: /s/ J. Larry Sorsby
                                      ------------------------------------------
                                      Name:  J. Larry Sorsby
                                      Title: Executive Vice President and
                                             Chief Financial Officer
Date:  December 8, 2003


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                               INDEX TO EXHIBITS


Exhibit Number       Exhibit
--------------       -------

Exhibit 99.1 Earnings Press Release - Fiscal Fourth Quarter and Year Ended October 31, 2003.
















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